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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 1995

                      MICHIGAN CONSOLIDATED GAS COMPANY
            (Exact name of registrant as specified in its charter)


       MICHIGAN                   1-7310                    38-0478040
State of Incorporation       (Commission File             (I.R.S. Employer
                                  Number)                Identification No.)


500 GRISWOLD STREET, DETROIT, MICHIGAN                         48226
(Address of principal executive offices)                     (Zip Code)

             Registrant's telephone number, including area code:
                                (313) 965-2430

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ITEM 5.     OTHER EVENTS

The registrant is filing herewith the following exhibits in connection with the offering by the registrant of its 7-1/2% First Mortgage Bonds due May 1, 2020, designated Secured Term Notes, Series A, pursuant to its registration statement on Form S-3 (No. 33-44592) and its 7-1/2% First Mortgage Bonds due May 1, 2020, designated Secured Term Notes, Series B, pursuant to its registration statement on Form S-3 (No. 33-49281) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement dated May 18, 1995, to the Prospectus dated February 11, 1993, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933:

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EXHIBIT
NUMBER                DESCRIPTION OF DOCUMENT
- -------               -----------------------
 1-1              Form of Underwriting Agreement

12-1              Computation of Ratio of Earnings to Fixed Charges

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                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MICHIGAN CONSOLIDATED
                                         GAS COMPANY


                                       By /s/ STEPHEN E. EWING
                                          -----------------------
                                              STEPHEN E. EWING
                                                PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER



Date:  May 18, 1995

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                                EXHIBIT INDEX


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

Exhibit
  No.                 Description of Document                             Page
- -------               -----------------------                             ----
 1.1              Form of Underwriting Agreement

12.1              Computation of Ratio of Earnings to Fixed Charges
